Investor Presentation November 2019

Safe Harbor Certain statements in this document regarding anticipated financial, business, legal or other outcomes including business and market conditions, outlook and other similar statements relating to Rayonier Advanced Materials’ future events, developments, or financial or operational performance or results, are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are identified by the use of words such as “may,” “will,” “should,” “expect,” “estimate,” “believe,” “intend,” “forecast,” “anticipate,” “guidance,” and other similar language. However, the absence of these or similar words or expressions does not mean a statement is not forward-looking. While we believe these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance these expectations will be attained and it is possible actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Our operations are subject to a number of risks and uncertainties including, but not limited to, those listed below. When considering an investment in our securities, you should carefully read and consider these risks, together with all other information in our Annual Report on Form 10-K and our other filings and submissions to the SEC, which provide much more information and detail on the risks described below. If any of the events described in the following risk factors actually occur, our business, financial condition or operating results, as well as the market price of our securities, could be materially adversely affected. These risks and events include, without limitation: Our businesses we operate are highly competitive and many of them are cyclical, especially in commodity markets, which may result in fluctuations in pricing and volume that can adversely impact our business, financial condition and results of operations; Our ten largest customers represent approximately 35% of our 2018 revenue, and the loss of all or a substantial portion of our revenue from these large customers could have a material adverse effect on us; A material disruption at one of our major manufacturing facilities could prevent us from meeting customer demand, reduce our sales and profitability, increase our cost of production and capital needs, or otherwise adversely affect our business, financial condition and results of operation; Changes in raw material and energy availability and prices could affect our results of operations and financial condition; The availability of, and prices for, wood fiber may significantly impact our business, results of operations and financial condition; We are subject to risks associated with manufacturing and selling products and otherwise doing business outside of the United States; Our operations require substantial capital for ongoing maintenance, repair and replacement of existing facilities and equipment; Currency fluctuations may have a negative impact on our business, financial condition and results of operations; Restrictions on trade through tariffs, countervailing and anti-dumping duties, quotas and other trade barriers, in the United States and internationally, especially with respect to China, Canada and as a result of “Brexit”, could adversely affect our ability to access certain markets and otherwise impact our results of operations; We depend on third parties for transportation services and increases in costs and the availability of transportation could adversely affect our business; Our business is subject to extensive environmental laws, regulations and permits that may restrict or adversely affect our ability to conduct our business; The impacts of climate-related initiatives remain uncertain at this time; Our failure to maintain satisfactory labor relations could have a material adverse effect on our business; We are dependent upon attracting and retaining key personnel, the loss of whom could adversely affect our business; Failure to develop new products or discover new applications for our existing products, or our inability to protect the intellectual property underlying such new products or applications, could have a negative impact on our business; Risk of loss of the Company’s intellectual property and sensitive business information, or disruption of its manufacturing operations, in each case due to cyberattacks or cyber security breaches, could adversely impact the Company; We may need to make significant additional cash contributions to our retirement benefit plans if investment returns on pension assets are lower than expected or interest rates decline, and/or due to changes to regulatory, accounting and actuarial requirements; We have significant debt obligations that could adversely affect our business and our ability to meet our obligations; The phase-out of LIBOR as an interest rate benchmark could result in an increase to our borrowing costs; Challenges in the commercial and credit environments may materially adversely affect our future access to capital; We may need additional financing in the future to meet our capital needs or to make acquisitions, and such financing may not be available on favorable terms, if at all, and may be dilutive to existing stockholders; the inability to effectively integrate the Tembec acquisition and meet our financial objectives therefrom, and any future acquisitions we may make, may affect our results; and, and, While the Company has entered into an amendment (the “Amendment”) to its Senior Secured Credit Facilities (as amended by the Amendment, the “Credit Agreement”) to address the risk of potential non-compliance with certain covenants at the end of the third quarter of 2019, there can be no assurances that the Company will continue in full compliance with the amended covenants provided in the Credit Amendment through December 31, 2021, which is the date covenant relief granted under the Amendment expires. Other important factors that could cause actual results or events to differ materially from those expressed in forward-looking statements that may have been made in this document are described or will be described in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Rayonier Advanced Materials assumes no obligation to update these statements except as is required by law. 2

Non-GAAP Financial Measures These presentation materials contain certain non-GAAP financial measures, including EBITDA, adjusted EBITDA, adjusted free cash flows, adjusted operating income, adjusted net income and adjusted net debt. These non-GAAP measures are reconciled to each of their respective most directly comparable GAAP financial measures in the appendix of these presentation materials. We believe these non-GAAP measures provide useful information to our board of directors, management and investors regarding certain trends relating to our financial condition and results of operations. Our management uses these non- GAAP measures to compare our performance to that of prior periods for trend analyses, purposes of determining management incentive compensation and budgeting, forecasting and planning purposes. We do not consider these non-GAAP measures an alternative to financial measures determined in accordance with GAAP. The principal limitations of these non-GAAP financial measures are that they may exclude significant expenses and income items that are required by GAAP to be recognized in our consolidated financial statements. In addition, they reflect the exercise of management’s judgment about which expenses and income items are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management provides reconciliations of the non-GAAP financial measures we use to their most directly comparable GAAP measures. Non- GAAP financial measures should not be relied upon, in whole or part, in evaluating the financial condition, results of operations or future prospects of the Company. 3

Who we are today… At A Glance Global Headquarters ▪ Global HQ Canadian Headquarters Jacksonville, FL Kapuskasing, ON High Purity Cellulose Plant Hearst, ON Cochrane, ON Pulp & Paper Products Facility ▪ Canadian HQ La Sarre, QC Forest Products Facility Montreal, QC Chapleau, ON Bearn, QC Fiber Facility Sales/Research & Development Temiscaming, QC Montreal, QC ▪ R&D Locations Huntsville, ON US and France ▪ Manufacturing Facilities 16 in the US, Canada London, UK and France ▪ Sales Offices Tartas, France US, Canada, London, Tokyo and Shanghai ▪ Employees Barnesville, GA Collins, GA 4,000 Eastman, GA Jesup, GA Tokyo, Japan Shanghai, China ▪ NYSE Ticker Quitman, GA Fernandina Beach, FL Jacksonville, FL RYAM Quitman, GA 4

RYAM by the Numbers 2018 Revenue by Geography* USA Canada China Europe Other 36% 12% 17% 17% 18% 2018 2018 Revenue by Product* Adjusted EBITDA by Segment* Forest 8% High Purity Cellulose Products Acetate 17% 23% 13% Paper High Yield Pulp $311 Pulp 8% $2.0 Newsprint billion million Forest Products 5% Ethers 16% 13% 63% Paperboard 10% Commodity/ Other CS Other 9% 14% *Revenue by Segment excludes eliminations, Adjusted EBITDA by Segment excludes Corporate segment results. Revenue and EBITDA exclude results from Matane, which was sold on November 3 and reclassified to Discontinued Operations Revenue by Geography includes Matane sales 5

RYAM Diverse Business Segments High Purity Cellulose Forest Products Paper Pulp • Dissolving Wood Pulp • Dimensional Lumber • Packaging • Mechanical o Acetate • Framing Materials • Multiply Coated Hardwood Pulp o Ethers • Wood Chips Board (Maple & o Specialties • Fuel (Chips, Sawdust, • Newsprint Aspen) Products o Viscose Shavings & Bark) • Book Paper • Fluff Pulp End Markets End 6

Commodity Price Declines with Modest Recovery Expected Viscose Pulp Lumber $1,000 $700 $950 $900 $600 $850 $500 $800 $750 $400 $700 $300 2x4 Random Lengths Grade 2 & Better - Great Lakes** $650 Viscose Pulp Delivered to China* 2x4 8' Stud - Great Lakes** $600 $200 Newsprint $900 Bleached Eucalyptus Kraft (Proxy for high-yield and fluff pulp) $800 $800 $750 $700 $700 U.S. duties on $600 $650 Canadian News- $500 print Bleached Eucalyptus Kraft- $600 delivered to China* 45 gram US East* $400 $550 7 *RISI – November 2019 ** FEA – November 2019

Consolidated Operating Income ($ Millions) Bridge YTD’18 to YTD’19 160 140 120 100 80 (115) 60 $131 40 20 0 0 (52) (20) $(51) (40) (29) (60) 14 (80) YTD YTD Q3 2018 Sales Price Sales Volume / Mix Cost SG&A and Other Q3 2019 / Other  Sales price for commodity products remain key driver for declines from prior years  Volumes impacted by weaker CS markets including stronger than average sales volumes in 2018 and weakness in Pulp markets  Costs increased due to higher hard wood costs and reliability issues primarily in first half of 2019, partially offset by synergies and lower chemical prices  SG&A benefits from lower incentive comp, severance and environmental expenses 8

Q3’19 Consolidated Financial Highlights  Revenue of $416 million with Adjusted EBITDA of $35 million Revenue*  Improved Adjusted EBITDA in High Purity Cellulose from 15% prior quarter 6% — Improved productivity and reduced costs offset by lower CS $416 million volume and weaker commodity viscose and fluff pricing 17% 62% — Executing on Go-to-Market Strategy to improve margins; Price increases announced in October  Forest Products, Pulp and Paper remain under pressure from Adjusted EBITDA * global weakness for commodity products 100% 80% 93% — Focus on costs help drive improved results 60%  Matane sale closed on November 3 40% — ~$150 million of proceeds net of fees, expenses and other 20% adjustments 16% 0%  Amendment to Credit Agreement completed in September (2%) (7%) (20%) — Provides financial flexibility & operational runway High Purity Pulp Cellulose Paper Forest Products * Revenue by Segment excludes eliminations, Adjusted EBITDA by Segment excludes Corporate segment results 9

Amendment  Allows the Company to manage through difficult commodity markets & emerge stronger and more resilient Provides Requires  Financial flexibility & operational runway to  Increased interest rate, based on grid manage through challenging markets via with ability to decrease as leverage relief on covenants through 2021 improves — Increased flexibility in Q4’19 before  Additional collateral via mortgages, improved financial performance and additional guarantors tightening ratios in Q1’20  Restrictions on future investments,  Adequate liquidity to maintain assets and including dividends, and indebtedness service customers  Greater focus on reducing debt  Ability to execute on key strategic  Minimum liquidity requirements of objectives $80-90 million See 8-K filed on October 2, 2019 for full Amendment 10

Strategic Update • Executing on Cellulose Specialties Go-to-Market strategy with focus on improving Go-to-Market margins; Price increase announced in October Strategy • Assets realignment progressing to match market needs and sales mix • Remain on track to capture $155 million of benefits from Four Strategic Pillars Strategic -- Cost transformation -- Market optimization Pillars -- New products -- Investments • Focus on reliable operations to allow greater impact from Strategic Pillars • Matane sale completed, netted ~$150 million of cash and reduces future Portfolio earnings volatility Evaluation • Formal process complete; Will opportunistically evaluate alternatives for non-core assets • Disciplined capital allocation strategy focused on debt reductions for the near-term Capital — Suspended dividend, preserving ~$18 million of additional cash flow per year Allocation — Reducing CapEx by $10 million in 2019 with further reductions in 2020 — Using $100 million of proceeds from Matane sale to repay debt 11

Go-to-Market Strategy Asset Realignment Commercial Actions Five CS lines to optimize grades and geographies to Market conditions have changed better serve customers and reduce costs • CS prices have stabilized • Align assets toward most productive use • Acetate prices at parity with other CS products • Convert Temiscaming plant to commodity Growth in Cellulose Specialties products only (except regulated MCC); • Improve price and margins no acetate or ethers • Deliver long-term EBITDA growth • Keep Jesup A focused on Other CS and • Tartas on ethers and nitration; Reduce exposure to acetate and grow with the cease acetate production on both market in ethers and other CS • Exit lowest margin business 12

Disciplined Capital Allocation Cash Flow From Operations Maintain Assets $85-90 million of annual capex term term - Adjusted Free Cash Flow Focus Near Reduce Leverage Target 2.5x Net Leverage Value Driven Approach Focused on Risk Adjusted Returns on Invested Capital Investment in the External Strategic Return of Capital Company Investments to Shareholders High-return projects designed Acquisitions and other Stock buybacks and to enhance competitive investments to dividends to maximize position and drive EBITDA long-term shareholder growth complement core business returns 13

Appendix

Definitions of Non-GAAP Measures EBITDA is defined as income (loss) from continuing operations before interest, taxes, depreciation and amortization. EBITDA is a non-GAAP measure used by our Chief Operating Decision Maker, existing stockholders and potential stockholders to measure how the Company is performing relative to the assets under management. Adjusted EBITDA is defined as EBITDA adjusted for items management believes do not represent core operations. Management believes this measure is useful to evaluate the Company's performance. Adjusted Free Cash Flows is defined as cash provided by (used for) operating activities from continuing operations adjusted for capital expenditures excluding strategic capital. Adjusted free cash flows is a non- GAAP measure of cash generated during a period which is available for dividend distribution, debt reduction, strategic acquisitions and repurchase of our common stock. Adjusted free cash flows is not necessarily indicative of the adjusted free cash flows that may be generated in future periods. Adjusted Net Debt is defined as the amount of debt after the consideration of the original issue discount, premiums, and debt issuance costs, less cash. Adjusted net debt is a non-GAAP measure of debt and is not necessarily indicative of the adjusted net debt that may occur in future periods. Adjusted Income (Loss) is defined as income (loss) from continuing operations adjusted net of tax for non- recurring costs related to the Company’s review of its commodity asset portfolio, loan amendment costs, insurance recovery received, severance expense and the gain on bargain purchase. Adjusted Operating Income (Loss) is defined as operating income adjusted for non-recurring costs related to the Company’s review of its commodity asset portfolio, loan amendment costs, insurance recovery received, and severance expense. 15

Reconciliation of Non-GAAP Measures ($ Millions) Forest High Purity Corporate Three Months Ended Products Pulp* Paper Cellulose & Other Total September 28, 2019 Income (Loss) from Continuing Operations $ (5) $ (2) $ 3 $ 8 $ (18) $ (14) Depreciation and amortization 2 1 4 33 — 40 Interest expense, net — — — — 15 15 Income tax expense — — — — (5) (5) EBITDA $ (3) $ (1) $ 7 $ 41 $ (8) $ 36 Insurance recoveries — — — — (4) (4) Loan amendment costs — — — — 3 3 Adjusted EBITDA $ (3) $ (1) $ 7 $ 41 $ (9) $ 35 September 29, 2018 Income (Loss) from Continuing Operations $ 8 $ 13 $ 16 $ 40 $ (47) $ 30 Depreciation and amortization 2 1 4 30 — 37 Interest expense, net — — — — 14 14 Income tax expense — — — — 7 7 EBITDA $ 10 $ 14 $ 20 $ 70 $ (26) $ 88 Gain on bargain purchase — — — (7) 1 (6) Severance expense — — — — 4 $ 4 Adjusted EBITDA $ 10 $ 14 $ 20 $ 63 $ (21) $ 86 * Excludes results from Matane 16

Reconciliation of Non-GAAP Measures ($ Millions) Forest High Purity Corporate Nine Months Ended Products Pulp* Paper Cellulose & Other Total September 28, 2019 Income (Loss) from Continuing Operations $ (27) $ 3 $ 8 $ 10 $ (56) $ (62) Depreciation and amortization 7 2 13 90 — 112 Interest expense, net — — — — 43 43 Income tax expense — — — — (26) (26) EBITDA $ (20) $ 5 $ 21 $ 100 $ (39) $ 67 Insurance recoveries — — — — (4) (4) Loan amendment costs — — — — 3 3 Non-recurring transaction expense — — — — 1 1 Adjusted EBITDA $ (20) $ 5 $ 21 $ 100 $ (39) $ 67 September 29, 2018 Income (Loss) from Continuing Operations $ 35 $ 37 $ 31 $ 97 $ (107) $ 93 Depreciation and amortization 5 2 13 86 — 106 Interest expense, net — — — — 41 41 Income tax expense — — — — 28 28 EBITDA $ 40 $ 39 $ 44 $ 183 $ (38) $ 268 Gain on bargain purchase — — — (10) (11) (21) Severance expense — — — — 4 4 Adjusted EBITDA $ 40 $ 39 $ 44 $ 173 $ (45) $ 251 * Excludes results from Matane 17

Reconciliation of Non-GAAP Measures ($ Millions) September 28, 2019 December 31, 2018 Adjusted Net Debt Reconciliation Current maturities of long-term debt $ 21 $ 15 Long-term debt & finance lease obligation 1,212 1,173 Total debt $ 1,233 $ 1,188 Original issue discount, premiums and debt issuance costs 4 5 Cash and cash equivalents (63) (109) Adjusted Net Debt $ 1,174 $ 1,084 18

Reconciliation of Non-GAAP Measures ($ Millions) September 28, September 29, 2019 2018 Adjusted Free Cash Flows: Cash provided by operating activities of continuing operations 5 141 Capital expenditures (63) (58) Adjusted Free Cash Flows $ (58) $ 83 19

Reconciliation of Reported to Adjusted Earnings

($ Millions, except per share amounts)

	Three Months Ended						Nine Months Ended			
	September 28, 2019		June 29, 2019		September 29, 2018		September 28, 2019		September 29, 2018	
Adjusted Operating Income (Loss) and Income (Loss) from Continuing Operations (a):	$	Per Diluted Share	$	Per Diluted Share	$	Per Diluted Share	$	Per Diluted Share	$	Per Diluted Share
Operating Income (Loss)	$ (8)		$ (15)		$ 43		$ (51)		$ 131	
Severance expense	—		—		4		—		4	
Non-recurring expense (b)	—		—		—		1		—	
Loan amendment costs	3		—		—		3		—	
Insurance recovery	(4)		—		—		(4)		—	
Adjusted Operating Income (Loss)	$ (9)		$ (15)		$ 47		$ (51)		$ 135	
Income (Loss) from Continuing Operations	$ (14)	$ (0.29)	$ (19)	$ (0.46)	$ 30	$ 0.47	$ (62)	$ (1.36)	$ 93	$ 1.45
Severance expense	—	—	—	—	4	0.06	—	—	4	0.06
Gain on bargain purchase	—	—	—	—	(6)	(0.10)	—	—	(21)	(0.33)
Non-recurring expense (b)	—	0.01	1	0.01	—	—	1	0.02	—	—
Loan amendment costs	3	0.06	—	—	—	—	3	0.06	—	—
Insurance recovery	(4)	(0.07)	—	—	—	—	(4)	(0.08)	—	—
Tax effects of adjustments	—	—	—	—	(1)	(0.02)	—	—	(1)	(0.01)
Adjusted Income (Loss) from Continuing Operations	$ (15)	$ (0.29)	$ (18)	$ (0.45)	$ 27	$ 0.41	$ (61)	$ (1.36)	$ 75	$ 1.17

(a) Adjusted net income (loss) is not necessarily indicative of results that may be generated in future periods.

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Average Sales Price & Volume Three Months Ended Nine Months Ended Sep 28, Jun 29, Sep 29, Sep 28, Sep 29, 2019 2019 2018 2019 2018 High Purity Cellulose Cellulose Specialties Price ($ per metric ton) $ 1,317 $ 1,310 $ 1,333 $ 1,303 $ 1,344 Volume (000 metric tons) 137 146 163 432 466 Commodity Products Price ($ per metric ton) $ 768 $ 792 $ 807 $ 803 $ 813 Volume (000 metric tons) 88 71 70 246 188 Forest Products Lumber Price ($ per thousand board feet) $ 366 $ 356 $ 487 $ 370 $ 500 Volume (million board feet) 134 180 141 462 457 Pulp* High-Yield Pulp Price ($ per metric ton) $ 455 $ 539 $ 673 $ 524 $ 671 Volume (000 metric tons) 45 64 59 145 168 Paper Paperboard Price ($ per metric ton) $ 1,097 $ 1,117 $ 1,120 $ 1,105 $ 1,136 Volume (000 metric tons) 49 45 45 137 131 Newsprint Price ($ per metric ton) $ 532 $ 508 $ 633 $ 542 $ 590 Volume (000 metric ton) 38 47 44 123 151 *Pulp excludes Matane results 21

Key Index Pricing Q3’18 Q2’19 Q3’19 Average Average Average Product Index* Index Price Index Price Index Price Cellulose • None • N/A • N/A • N/A Specialties High Purity • Bleached Kraft Fluff • $1,328 • $1,260 • $1,163 Commodity • Viscose Pulp delivered to China • $930 • $845 • $745 • 2x4 Random Lengths Grade 2 & • $582 • $415 • $451 Forest Better Great Lakes Products • 2x4 8’ Stud Great Lakes • $458 • $345 • $353 Paperboard • Solid Bleached Sulfate 16 point • $1,067*** • $1,060*** • $1,060*** High-Yield • Bleached Eucalyptus Kraft** • $800 • $635 • $507 Pulp Newsprint • 45 gram US East • $766 • $736 • $731 * Indices provide directional relationship between products and pricing; contractual arrangements and mix will determine actual pricing ** Alterative Index includes Bleached Chemi-Thermo Mechanical Pulp (BCTMP), which more closely reflects production capabilities *** Index is based on price per short ton; sales are measured on metric ton 22